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                                                                Exhibit 10(a)(2)

                                 FIRST AMENDMENT
                                       TO
                              UTILICORP UNITED INC.
                 AMENDED AND RESTATED 1986 STOCK INCENTIVE PLAN


         THIS AMENDMENT is made this 1st day of March, 1999, by UtiliCorp United Inc. ("UCU").

         WHEREAS, UCU adopted the UtiliCorp United Inc. Amended and Restated 1986 Stock Incentive Plan (the "Plan") effective as of August 4, 1998, to enable qualified executive, managerial, supervisory and professional personnel of UCU to acquire or increase their ownership of the $1.00 par value common stock of the Company on reasonable terms; and.

         WHEREAS, UCU desires to further amend the Plan to expand the class of eligible persons who may receive such awards under the Plan to include consultants or advisors to the Company or a Subsidiary.

         NOW THEREFORE, effective as of March 1, 1999, Section 4 of the Plan is amended to read in its entirety as follows:

         4.       ELIGIBILITY

                  Awards may be made under the Plan only to the class of employees of the Company or of a Subsidiary, including officers, consisting of those employees who have executive, managerial, supervisory or professional responsibilities and to consultants or advisors to the Company or any Subsidiary. A Director who is not an employee shall not be eligible to receive an Award. Awards may be made to Eligible Employees whether or not they have received prior Awards under the Plan or under any other plan, and whether or not they are participants in other benefit plans of the Company.


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         IN WITNESS WHEREOF, this Amendment is adopted as of the day and year first written above.

                                              UTILICORP UNITED INC.


                                              By:
                                                 ----------------------------
                                                       DALE J. WOLF,
                                                       VICE PRESIDENT-FINANCE

-----------------------------
NANCY J. BROWNING,
ASSISTANT SECRETARY

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                                SECOND AMENDMENT
                                       TO
                              UTILICORP UNITED INC.
                 AMENDED AND RESTATED 1986 STOCK INCENTIVE PLAN


         THIS AMENDMENT is made this 31st day of January, 2001, by UtiliCorp United Inc. ("UCU").

         WHEREAS, UCU adopted the UtiliCorp United Inc Amended and Restated 1986 Stock Incentive Plan (the "Plan") effective as of August 4, 1998, to enable qualified executive, managerial, supervisory and professional personnel of UCU to acquire or increase their ownership of the $1.00 par value common stock of the Company on reasonable terms; and

         WHEREAS, on March 1, 1999, UCU adopted the First Amendment to the Plan to expand the class of eligible persons who may receive awards under the Plan to include consultants or advisors to the Company or a Subsidiary; and

         WHEREAS, UCU desires to further amend the Plan to allow the transfer of restricted stock and stock options to family members (including family trusts, partnerships or limited liability companies owned by one or more members of the Grantee's family).

         NOW THEREFORE, effective as of January 31, 2001, Section 8 of the Plan is amended to read in its entirety as follows:

     8.       NON-TRANSFERABILITY OF RIGHTS

         Except for certain transfers of Non-Qualified Stock Options and Restricted Stock Awards to family members (including, without limitation, to a trust for the benefit of the Grantee's family members or to a partnership or limited liability company owned by one or more members of the Grantee's family members) or charities, or pursuant to domestic relations orders, which the Committee in its sole discretion may permit, no Option and no rights under any Restricted Stock Award shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution, and, except for permitted transferees, each Option may be exercised during the lifetime of the Grantee only by him.

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         IN WITNESS WHEREOF, this Amendment is adopted as of the day and year first written above.


                                               UTILICORP UNITED INC.



                                               By:
                                                  ----------------------------
                                                        DALE J. WOLF,
                                                        VICE PRESIDENT-FINANCE


-------------------------------------
NANCY J. BROWNING,
ASSISTANT SECRETARY